UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2020

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

FS KKR Capital Corp. (the "Company") filed Articles of Amendment to its Articles of Incorporation (the “Reverse Stock Split Amendment”) with the State Department of Assessments and Taxation of the State of Maryland to effect a 4 to 1 reverse split of the Company’s shares of common stock (the “Reverse Stock Split”). The Reverse Stock Split became effective in accordance with the terms of the Reverse Stock Split Amendment on June 15, 2020. The Company also filed a separate Articles of Amendment to Articles of Incorporation (the “Par Value Amendment”) with the State Department of Assessments and Taxation of the State of Maryland to provide that there will be no change in the par value of $0.001 per share as a result of the Reverse Stock Split.

As a result of the Reverse Stock Split, every four shares of the Company’s common stock issued and outstanding will be automatically combined into one share of the Company’s common stock, and the number of outstanding shares of the Company’s common stock will be reduced from approximately 495 million to approximately 123.75million.

The foregoing descriptions of the Reverse Stock Split Amendment and the Par Value Amendment do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of the Reverse Stock Split Amendment and the Par Value Amendment, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On June 15, 2020, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Reverse Stock Split Amendment.
3.2 99.1	Par Value Amendment. Press Release, dated June 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp.

Date: June 15, 2020	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel